United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 21, 2004



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




State of Incorporation                           IRS Employer Identification No.
       Delaware                                             06-0495050





                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000



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Item 5 - Other Events.

The registrant's press release dated May 21, 2004 regarding its acquisition of International Mail Express, Inc.



Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit     Description
-------     --------------------------------------------------------------------

  (1)       Pitney Bowes Inc. press release dated May 21, 2004.









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                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PITNEY BOWES INC.

May 24, 2004

                                   /s/ B.P. Nolop
                                   -----------------------------
                                   B. P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)




                                   /s/ J.R. Catapano
                                   -----------------------------
                                   J. R. Catapano
                                   Controller
                                   (Principal Accounting Officer)